EXHIBIT 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT
INSIGHT ENTERPRISES, INC. REPORTS
THIRD QUARTER RESULTS
CHANDLER, AZ – October 30, 2025 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported financial results for the quarter ended September 30, 2025. Results include:

•Consolidated net sales decreased 4% year to year while hardware net sales increased 1%, year over year
•Gross profit was flat year over year at $434.2 million and gross margin expanded 100 basis points to 21.7%
•Consolidated net earnings decreased 12% year to year to $50.9 million
•Adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) increased 6% year over year to $137.0 million
•Diluted earnings per share of $1.62 increased 7% year over year
•Adjusted diluted earnings per share of $2.43 increased 11% year over year
•Cash flows provided by operating activities were $249.1 million
In the third quarter of 2025, net sales decreased 4%, year to year, to $2.0 billion, and gross profit was flat, year over year, at $434.2 million. Gross margin expanded 100 basis points compared to the third quarter of 2024 to 21.7%. Selling and administrative expenses increased 1%, year to year, while Adjusted selling and administrative expenses decreased 1%, year over year. Earnings from operations of $93.1 million, or 4.6% of net sales, was flat compared to $92.9 million in the third quarter of 2024. Adjusted earnings from operations of $126.4 million, or 6.3% of net sales, increased 5% year over year compared to $120.1 million in the third quarter of 2024. Consolidated net earnings were $50.9 million, or 2.5% of net sales, in the third quarter of 2025, down 12% compared to the third quarter of 2024, and was primarily driven by higher interest expense resulting from an increased loan balance under our ABL facility. Adjusted consolidated net earnings were $76.8 million, or 3.8% of net sales. Diluted earnings per share for the quarter was $1.62, up 7% year over year, and Adjusted diluted earnings per share was $2.43, up 11% year over year.

"In the third quarter, we delivered Adjusted diluted earnings per share growth of 11% and in line with expectations, achieved adjusted earnings from operations growth and posted record gross margin.” stated Joyce Mullen, President and Chief Executive Officer. “Commercial net sales grew for the sixth straight quarter, cloud gross profit exceeded expectations, and we effectively managed Adjusted selling and administrative expenses, offset by softer Insight Core services and hardware performance" Mullen stated.
KEY HIGHLIGHTS

Results for the Quarter:
•Consolidated net sales for the third quarter of 2025 of $2.0 billion decreased 4%, year to year, when compared to the third quarter of 2024. Product net sales decreased 6%, year to year, and services net sales increased 3%, year over year. Software product net sales decreased 19%, year to year, while hardware product net sales increased 1%, year over year.
•Net sales in North America decreased 5%, year to year, to $1.6 billion;
◦Product net sales decreased 6%, year to year, to $1.3 billion;
◦Services net sales decreased 3%, year to year, to $317.3 million;
•Net sales in EMEA increased 2%, year over year, to $319.8 million; and
•Net sales in APAC was flat year over year, at $58.8 million.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales decreased 5%, year to year, with decreases in net sales in North America and EMEA of 5% and 3%, respectively, year to year, partially offset by an increase in net sales in APAC of 2%, year over year.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

•Consolidated gross profit was flat compared to the third quarter of 2024 at $434.2 million, with consolidated gross margin expanding 100 basis points to 21.7% of net sales. Product gross profit decreased 8%, year to year, and services gross profit increased 7%, year over year. Cloud gross profit increased 7%, year over year, and Insight Core services gross profit decreased 3%, year to year. By segment, gross profit:
•decreased 2% in North America, year to year, to $342.3 million (21.1% gross margin);
•increased 12% in EMEA, year over year, to $74.2 million (23.2% gross margin); and
•was flat in APAC, year over year, at $17.7 million (30.1% gross margin).
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit was also flat, year to year, with gross profit growth in EMEA and APAC of 7% and 2%, respectively, year over year, partially offset by a decrease in North America of 2%, year to year.
•Consolidated earnings from operations was flat compared to the third quarter of 2024 at $93.1 million, or 4.6% of net sales. By segment, earnings from operations:
•increased 3% in North America, year over year, to $83.6 million, or 5.1% of net sales;
•decreased 33% in EMEA, year to year, to $4.5 million, or 1.4% of net sales; and
•decreased 7% in APAC, year to year, to $4.9 million, or 8.4% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations was also flat, year over year, with decreases in earnings from operations in EMEA and APAC of 33% and 7%, respectively, year to year, partially offset by an increase in earnings from operations in North America of 4%, year over year.
•Adjusted earnings from operations increased 5% compared to the third quarter of 2024 to $126.4 million, or 6.3% of net sales. By segment, Adjusted earnings from operations:
•increased 3% in North America, year over year, to $109.9 million, or 6.8% of net sales;
•increased 30% in EMEA, year over year, to $10.5 million, or 3.3% of net sales; and
•increased 10% in APAC, year over year, to $6.1 million, or 10.3% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, Adjusted consolidated earnings from operations increased 5%, with increases in Adjusted earnings from operations in North America, EMEA and APAC of 3%, 29% and 11%, respectively, year over year.
•Consolidated net earnings and diluted earnings per share for the third quarter of 2025 were $50.9 million and $1.62, respectively, at an effective tax rate of 27.9%.
•Adjusted consolidated net earnings and Adjusted diluted earnings per share for the third quarter of 2025 were $76.8 million and $2.43, respectively. Excluding the effects of fluctuating foreign currency exchange rates, Adjusted diluted earnings per share increased 10%, year over year.
In discussing financial results for the three and nine months ended September 30, 2025 and 2024 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”). When referring to non-GAAP measures, the Company refers to them as “Adjusted.” See “Use of Non-GAAP Financial Measures” for additional information. A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.
In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. The performance measures excluding the effects of fluctuating foreign currency exchange rates should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.
The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

GUIDANCE
For the full year 2025, we expect Adjusted diluted earnings per share to be between $9.60 and $9.90. We expect gross profit to be slightly down from 2024 and that our gross margin will be approximately 21%
This outlook assumes:
•interest and other expenses of approximately $85 million;
•an effective tax rate of 25% to 26% for the full year;
•capital expenditures of approximately $25 million; and
•an average share count for the full year of 32.0 million shares, reflecting the settlement of the remaining warrants (the “Warrants”) associated with our convertible senior notes (the “Convertible Notes”) in 2025.
This outlook excludes acquisition-related intangibles amortization expense of approximately $74.4 million, and assumes no acquisition or integration related expenses, transformation or severance and restructuring expenses, net, no significant change in our debt instruments, and no significant change in the macroeconomic environment, whether due to tariffs or otherwise. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2025 forecast.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live webcast today at 9:00 a.m. ET to discuss third quarter 2025 results of operations. A live webcast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the webcast will be available on the Company’s web site for a limited time following the call. To access the live conference call, please register in advance using the event link on the Company's web site. Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) impairment losses on long lived real estate assets now held for sale, and (ix) the tax effects of each of these items, as applicable. Transformation costs represent costs we are incurring to transform our business to help us achieve our strategic objectives including becoming a leading solutions integrator. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. Adjusted net earnings and Adjusted diluted earnings per share also exclude a net loss on revaluation of warrant settlement liabilities, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the period was in excess of $68.32, which was the initial conversion price of the Convertible Notes, which matured in February 2025, as applicable. Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs (viii) certain acquisition and integration related expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) certain third-party data center service outage related expenses and recoveries, and (xii) impairment losses on long lived real estate assets now held for sale. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, (viii) impairment losses on long lived real estate assets now held for sale, and (ix) the tax effects of each of these items, as applicable.
These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	change	2025	2024	change
Insight Enterprises, Inc.
Net sales:
Products	$1,577,772	$1,673,779	(6%)	$4,950,862	$5,364,169	(8%)
Services	$426,073	$414,107	3%	$1,248,021	$1,264,864	(1%)
Total net sales	$2,003,845	$2,087,886	(4%)	$6,198,883	$6,629,033	(6%)
Gross profit	$434,195	$432,085	—%	$1,282,999	$1,326,378	(3%)
Gross margin	21.7%	20.7%	100 bps	20.7%	20.0%	70 bps
Selling and administrative expenses	$332,907	$329,996	1%	$1,024,394	$984,664	4%
Severance and restructuring expenses, net	$5,390	$8,543	(37%)	$15,821	$15,638	1%
Acquisition and integration related expenses	$2,831	$695	> 100%	$3,082	$2,166	42%
Earnings from operations	$93,067	$92,851	—%	$239,702	$323,910	(26%)
Net earnings	$50,947	$58,208	(12%)	$105,393	$212,679	(50%)
Diluted earnings per share	$1.62	$1.52	7%	$3.22	$5.53	(42%)

Sales Mix			**			**
Hardware	57%	54%	1%	56%	52%	1%
Software	22%	26%	(19%)	24%	29%	(23%)
Services	21%	20%	3%	20%	19%	(1%)
	100%	100%	(4%)	100%	100%	(6%)

North America
Net sales:
Products	$1,308,045	$1,391,176	(6%)	$4,085,684	$4,380,214	(7%)
Services	$317,257	$325,407	(3%)	$924,565	$973,548	(5%)
Total net sales	$1,625,302	$1,716,583	(5%)	$5,010,249	$5,353,762	(6%)
Gross profit	$342,263	$348,057	(2%)	$1,003,407	$1,052,007	(5%)
Gross margin	21.1%	20.3%	80 bps	20.0%	19.6%	40 bps
Selling and administrative expenses	$253,665	$259,954	(2%)	$789,386	$771,066	2%
Severance and restructuring expenses, net	$3,069	$7,242	(58%)	$8,734	$12,783	(32%)
Acquisition and integration related expenses	$1,898	$25	> 100%	$2,144	$1,486	44%
Earnings from operations	$83,631	$80,836	3%	$203,143	$266,672	(24%)

Sales Mix			**			**
Hardware	63%	58%	2%	62%	57%	2%
Software	18%	23%	(26%)	20%	25%	(27%)
Services	19%	19%	(3%)	18%	18%	(5%)
	100%	100%	(5%)	100%	100%	(6%)

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE (CONTINUED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	change	2025	2024	change
EMEA
Net sales:
Products	$237,748	$249,642	(5%)	$765,238	$881,464	(13%)
Services	$82,010	$62,964	30%	$245,962	$212,856	16%
Total net sales	$319,758	$312,606	2%	$1,011,200	$1,094,320	(8%)
Gross profit	$74,234	$66,381	12%	$228,595	$220,556	4%
Gross margin	23.2%	21.2%	200 bps	22.6%	20.2%	240 bps
Selling and administrative expenses	$67,601	$57,808	17%	$201,139	$178,377	13%
Severance and restructuring expenses, net	$2,146	$1,240	73%	$6,802	$2,639	> 100%
Acquisition and integration related expenses	$—	$668	*	$—	$678	*
Earnings from operations	$4,487	$6,665	(33%)	$20,654	$38,862	(47%)

Sales Mix			**			**
Hardware	35%	40%	(11%)	35%	35%	(10%)
Software	39%	40%	2%	41%	45%	(16%)
Services	26%	20%	30%	24%	20%	16%
	100%	100%	2%	100%	100%	(8%)

APAC
Net sales:
Products	$31,979	$32,961	(3%)	$99,940	$102,491	(2%)
Services	$26,806	$25,736	4%	$77,494	$78,460	(1%)
Total net sales	$58,785	$58,697	—%	$177,434	$180,951	(2%)
Gross profit	$17,698	$17,647	—%	$50,997	$53,815	(5%)
Gross margin	30.1%	30.1%	— bps	28.7%	29.7%	(100) bps
Selling and administrative expenses	$11,641	$12,234	(5%)	$33,869	$35,221	(4%)
Severance and restructuring expenses, net	$175	$61	> 100%	$285	$216	32%
Acquisition and integration related expenses	$933	$2	> 100%	$938	$2	> 100%
Earnings from operations	$4,949	$5,350	(7%)	$15,905	$18,376	(13%)

Sales Mix			**			**
Hardware	19%	18%	5%	15%	16%	(6%)
Software	35%	38%	(7%)	41%	41%	(1%)
Services	46%	44%	4%	44%	43%	(1%)
	100%	100%	—%	100%	100%	(2%)
*    Percentage change not considered meaningful
**    Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call, webcast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including those related to the impact of inflation and higher interest rates, the Company’s future financial performance and results of operations, including gross profit, Adjusted diluted earnings per share, gross margin, and Adjusted selling and administrative expenses, as well as the Company’s other key performance indicators, the Company’s anticipated effective tax rate, capital expenditures, and expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding supply constraints, future trends in the IT market, the effects of tariffs and trade policies, and the Company’s business strategy and strategic initiatives, all of which are inherently subject to risks and uncertainties, and some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” sections of the Company’s most recently filed periodic report on Form 10-K and subsequent filings with the SEC:
•actions of our competitors, including manufacturers and publishers of products we sell;
•our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can and do change significantly in the amounts made available and in the requirements year over year;
•our ability to keep pace with rapidly evolving technological advances including generative artificial intelligence and the evolving competitive marketplace;
•general economic conditions, economic uncertainties and changes in geopolitical conditions, including the possibility of a recession or a decline in market activity;
•changes in the IT industry and/or rapid changes in technology;
•our ability to provide high quality services to our clients;
•our reliance on independent shipping companies;
•the risks associated with our international operations;
•supply constraints for products;
•natural disasters or other adverse occurrences, including public health issues such as pandemics or epidemics;
•disruptions in our IT systems and voice and data networks;
•cyberattacks, outages, or third-party breaches of data privacy as well as related breaches of government regulations;
•intellectual property infringement claims and challenges to our copyrights, patents, trademarks and trade names;
•potential liability and competitive risk based on the development, adoption, and use of Generative Artificial Intelligence;
•legal proceedings, client audits and failure to comply with laws and regulations;
•risks of termination, delays in payment, audits and investigations related to our public sector contracts;
•exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•our potential to draw down a substantial amount of indebtedness;
•increased debt and interest expense and the possibility of decreased availability of funds under our financing facilities;
•possible significant fluctuations in our future operating results as well as seasonality and variability in client demands;
•potential contractual disputes or collection matters with our clients and third-party suppliers;
•our dependence on certain key personnel and our ability to attract, train and retain skilled teammates;
•risks associated with the integration and operation of acquired businesses, including achievement of expected synergies and benefits; and
•future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC.  Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACT:	JAMES MORGADO
CHIEF FINANCIAL OFFICER
TEL. 480.333.3251
EMAIL james.morgado@insight.com

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales:
Products	$1,577,772	$1,673,779	$4,950,862	$5,364,169
Services	426,073	414,107	1,248,021	1,264,864
Total net sales	2,003,845	2,087,886	6,198,883	6,629,033
Costs of goods sold:
Products	1,405,321	1,486,271	4,417,924	4,794,125
Services	164,329	169,530	497,960	508,530
Total costs of goods sold	1,569,650	1,655,801	4,915,884	5,302,655
Gross profit	434,195	432,085	1,282,999	1,326,378
Operating expenses:
Selling and administrative expenses	332,907	329,996	1,024,394	984,664
Severance and restructuring expenses, net	5,390	8,543	15,821	15,638
Acquisition and integration related expenses	2,831	695	3,082	2,166
Earnings from operations	93,067	92,851	239,702	323,910
Non-operating expense (income):
Interest expense, net	23,297	16,629	61,274	43,376
Other (income) expense, net	(888)	1,104	24,594	(128)
Earnings before income taxes	70,658	75,118	153,834	280,662
Income tax expense	19,711	16,910	48,441	67,983
Net earnings	$50,947	$58,208	$105,393	$212,679

Net earnings per share:
Basic	$1.62	$1.81	$3.33	$6.55
Diluted	$1.62	$1.52	$3.22	$5.53

Shares used in per share calculations:
Basic	31,369	32,216	31,663	32,459
Diluted	31,536	38,331	32,780	38,445

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In THOUSANDS)
(UNAUDITED)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$547,017	$259,234
Accounts receivable, net	5,479,567	4,172,104
Inventories	149,001	122,581
Contract assets, net	63,130	81,980
Other current assets	265,568	208,723
Total current assets	6,504,283	4,844,622

Long-term contract assets, net	59,389	86,953
Property and equipment, net	186,416	215,678
Goodwill	902,284	893,516
Intangible assets, net	373,925	426,493
Long-term accounts receivable	756,924	845,943
Other assets	118,826	135,373
	$8,902,047	$7,448,578

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$4,267,369	$3,059,667
Accounts payable – inventory financing facilities	240,302	217,604
Accrued expenses and other current liabilities	513,593	512,052
Current portion of long-term debt	5	332,879
Total current liabilities	5,021,269	4,122,202

Long-term debt	1,392,626	531,233
Deferred income taxes	70,241	64,459
Long-term accounts payable	705,092	799,546
Other liabilities	132,086	160,527
	7,321,314	5,677,967
Stockholders’ equity:
Preferred stock	—	—
Common stock	310	318
Additional paid-in capital	156,801	342,893
Retained earnings	1,468,450	1,508,558
Accumulated other comprehensive loss – foreign currency translation adjustments	(44,828)	(81,158)
Total stockholders’ equity	1,580,733	1,770,611
	$8,902,047	$7,448,578

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net earnings	$105,393	$212,679
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	77,971	72,357
Provision for losses on accounts receivable	6,743	7,440
Provision for losses on contract assets	3,917	2,474
Non-cash stock-based compensation	26,765	26,216
Net change on revaluation of earnout liabilities	19,184	(30,648)
Deferred income taxes	5,081	16,342
Net loss on revaluation of warrant settlement liabilities	25,069	—
Earnout payments in excess of acquisition date fair value	(25,451)	—
Impairment loss on long lived real estate asset	12,588	—
Amortization of debt issuance costs	3,422	4,090
Other adjustments	(1,123)	(3,155)
Changes in assets and liabilities:
Increase in accounts receivable	(1,181,587)	(291,692)
(Increase) decrease in inventories	(25,379)	28,407
Decrease in contract assets	42,549	49,798
Decrease (increase) in long-term accounts receivable	93,903	(434,966)
(Increase) decrease in other assets	(20,845)	13,626
Increase in accounts payable	1,100,776	374,166
(Decrease) increase in long-term accounts payable	(99,222)	428,081
Decrease in accrued expenses and other liabilities	(19,697)	(57,484)
Net cash provided by operating activities:	150,057	417,731
Cash flows from investing activities:
Proceeds from sale of assets	—	13,751
Purchases of property and equipment	(17,551)	(32,371)
Acquisitions, net of cash and cash equivalents acquired	—	(270,248)
Net cash used in investing activities:	(17,551)	(288,868)
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	4,823,236	3,631,660
Repayments on ABL revolving credit facility	(3,971,067)	(3,964,940)
Warrants settlement	(221,968)	—
Repayment of principal on the Convertible Notes	(333,091)	(16,895)
Net borrowings under inventory financing facilities	21,859	3,102
Proceeds from issuance of senior unsecured notes	—	500,000
Payment of debt issuance costs	—	(8,647)
Repurchases of common stock	(151,118)	(200,020)
Earnout and acquisition related payments	(20,204)	(18,297)
Other payments	(11,126)	(8,486)
Net cash provided by (used in) financing activities:	136,521	(82,523)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	18,953	2,660
Increase in cash, cash equivalents and restricted cash	287,980	49,000
Cash, cash equivalents and restricted cash at beginning of period	261,467	270,785
Cash, cash equivalents and restricted cash at end of period	$549,447	$319,785

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$93,067	$92,851	$239,702	$323,910
Amortization of intangible assets	18,678	18,702	55,894	50,984
Change in fair value of earnout liabilities	3,800	(6,442)	19,164	(30,649)
Transformation costs	2,929	5,068	11,204	12,967
Impairment loss on a long lived real estate asset held for sale	—	—	12,588	—
Severance and restructuring expenses, net	5,390	8,543	15,821	15,638
Acquisition and integration related expenses	2,831	695	3,082	2,166
Other*	(247)	700	308	(2,057)
Adjusted non-GAAP consolidated EFO	$126,448	$120,117	$357,763	$372,959

GAAP EFO as a percentage of net sales	4.6%	4.4%	3.9%	4.9%
Adjusted non-GAAP EFO as a percentage of net sales	6.3%	5.8%	5.8%	5.6%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$50,947	$58,208	$105,393	$212,679
Amortization of intangible assets	18,678	18,702	55,894	50,984
Change in fair value of earnout liabilities	3,800	(6,442)	19,164	(30,649)
Net loss on revaluation of warrant settlement liabilities	—	—	25,069	—
Transformation costs	2,929	5,068	11,204	12,967
Impairment loss on a long lived real estate asset held for sale	—	—	12,588	—
Severance and restructuring expenses, net	5,390	8,543	15,821	15,638
Acquisition and integration related expenses	2,831	695	3,082	2,166
Other*	(247)	700	308	(2,057)
Income taxes on non-GAAP adjustments	(7,572)	(8,505)	(25,359)	(14,678)
Adjusted non-GAAP consolidated net earnings	$76,756	$76,969	$223,164	$247,050

GAAP net earnings as a percentage of net sales	2.5%	2.8%	1.7%	3.2%
Adjusted non-GAAP net earnings as a percentage of net sales	3.8%	3.7%	3.6%	3.7%

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.62	$1.52	$3.22	$5.53
Amortization of intangible assets	0.59	0.49	1.71	1.33
Change in fair value of earnout liabilities	0.12	(0.17)	0.58	(0.80)
Net loss on revaluation of warrant settlement liabilities	—	—	0.76	—
Transformation costs	0.09	0.13	0.34	0.34
Impairment loss on a long lived real estate asset held for sale	—	—	0.38	—
Severance and restructuring expenses, net	0.17	0.22	0.48	0.41
Acquisition and integration related expenses	0.09	0.02	0.09	0.06
Other*	(0.01)	0.02	0.01	(0.06)
Income taxes on non-GAAP adjustments	(0.24)	(0.22)	(0.77)	(0.38)
Impact of benefit from note hedge	—	0.18	0.13	0.59
Adjusted non-GAAP diluted EPS	$2.43	$2.19	$6.93	$7.02

Shares used in diluted EPS calculation	31,536	38,331	32,780	38,445
Impact of benefit from note hedge	—	(3,258)	(577)	(3,269)
Shares used in Adjusted non-GAAP diluted EPS calculation	31,536	35,073	32,203	35,176

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$83,631	$80,836	$203,143	$266,672
Amortization of intangible assets	16,806	16,823	50,427	45,557
Change in fair value of earnout liabilities	3,800	(4,000)	15,701	(24,219)
Transformation costs	908	5,068	6,696	12,967
Impairment loss on a long lived real estate asset held for sale	—	—	12,588	—
Severance and restructuring expenses, net	3,069	7,242	8,734	12,783
Acquisition and integration related expenses	1,898	25	2,144	1,486
Other*	(247)	556	308	(2,483)
Adjusted non-GAAP EFO from North America segment	$109,865	$106,550	$299,741	$312,763

GAAP EFO as a percentage of net sales	5.1%	4.7%	4.1%	5.0%
Adjusted non-GAAP EFO as a percentage of net sales	6.8%	6.2%	6.0%	5.8%

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$4,487	$6,665	$20,654	$38,862
Amortization of intangible assets	1,872	1,805	5,467	5,135
Change in fair value of earnout liabilities	—	(2,442)	3,463	(6,430)
Transformation costs	2,021	—	4,508	—
Severance and restructuring expenses, net	2,146	1,240	6,802	2,639
Acquisition and integration related expenses	—	668	—	678
Other	—	144	—	426
Adjusted non-GAAP EFO from EMEA segment	$10,526	$8,080	$40,894	$41,310

GAAP EFO as a percentage of net sales	1.4%	2.1%	2.0%	3.6%
Adjusted non-GAAP EFO as a percentage of net sales	3.3%	2.6%	4.0%	3.8%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$4,949	$5,350	$15,905	$18,376
Amortization of intangible assets	—	74	—	292
Severance and restructuring expenses, net	175	61	285	216
Acquisition and integration related expenses	933	2	938	2
Adjusted non-GAAP EFO from APAC segment	$6,057	$5,487	$17,128	$18,886

GAAP EFO as a percentage of net sales	8.4%	9.1%	9.0%	10.2%
Adjusted non-GAAP EFO as a percentage of net sales	10.3%	9.3%	9.7%	10.4%

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted EBITDA:
GAAP consolidated net earnings	$50,947	$58,208	$105,393	$212,679
Interest expense	25,387	19,184	67,419	51,312
Income tax expense	19,711	16,910	48,441	67,983
Depreciation and amortization of property and equipment	7,582	7,204	22,077	21,373
Amortization of intangible assets	18,678	18,702	55,894	50,984
Change in fair value of earnout liabilities	3,800	(6,442)	19,164	(30,649)
Net loss on revaluation of warrant settlement liabilities	—	—	25,069	—
Transformation costs	2,929	5,068	11,204	12,967
Impairment loss on a long lived real estate asset held for sale	—	—	12,588	—
Severance and restructuring expenses, net	5,390	8,543	15,821	15,638
Acquisition and integration related expenses	2,831	695	3,082	2,166
Other*	(247)	700	308	(2,057)
Adjusted non-GAAP EBITDA	$137,008	$128,772	$386,460	$402,396

GAAP consolidated net earnings as a percentage of net sales	2.5%	2.8%	1.7%	3.2%
Adjusted non-GAAP EBITDA as a percentage of net sales	6.8%	6.2%	6.2%	6.1%

	Three Months Ended September 30,
	2025	2024
Adjusted Consolidated Selling and Administrative Expenses:
GAAP selling and administrative expenses	$332,907	$329,996
Less: Change in fair value of earnout liabilities	3,800	(6,442)
Amortization of intangible assets	18,678	18,702
Transformation costs	2,929	5,068
Other*	(247)	700
Adjusted non-GAAP selling and administrative expenses	$307,747	$311,968

GAAP selling and administrative expenses as a percentage of net sales	16.7%	15.9%
Adjusted non-GAAP selling and administrative expenses as a percentage of net sales	15.4%	14.9%

*
Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million and $3.4 million for the nine months ended September 30, 2025 and 2024, respectively.

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Twelve Months Ended September 30,
	2025	2024
Adjusted return on invested capital:
GAAP consolidated EFO	$304,376	$455,771
Amortization of intangible assets	74,491	61,972
Change in fair value of earnout liabilities	41,964	(30,649)
Transformation costs	16,592	15,589
Impairment loss on a long lived real estate asset held for sale	12,588	—
Severance and restructuring expenses, net	31,788	18,774
Acquisition and integration related expenses	3,592	5,113
Other[5]	1,785	(4,939)
Adjusted non-GAAP consolidated EFO	487,176	521,631
Income tax expense[1]	126,666	135,624
Adjusted non-GAAP consolidated EFO, net of tax	$360,510	$386,007
Average stockholders’ equity[2]	$1,662,814	$1,746,223
Average debt[2]	1,125,950	915,391
Average cash[2]	(350,937)	(293,184)
Invested Capital	$2,437,827	$2,368,430

Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	9.24%	14.24%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	14.79%	16.30%
1 Assumed tax rate of 26.0%.
2 Average of previous five quarters.
3 Computed as GAAP consolidated EFO, net of tax of $79,138 and $118,500 for the twelve months ended September 30, 2025 and 2024, respectively, divided by invested capital.
4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.
5 Includes certain third-party data center service outage related expenses, net of recoveries of $1.2 million for the twelve months ended September 30, 2025 and related recoveries of $6.4 million for the twelve months ended September 30, 2024.

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